Exhibit 10.1

Flagship Ventures
One Memorial Drive, Seventh Floor
Cambridge, MA 02142

Atlas Venture
25 First Street, Suite 303
Cambridge, MA 02141

August 28, 2012

Helicos BioSciences Corporation

One Kendall Square

Building 200

Cambridge, MA 02139

Ladies and Gentlemen:

Reference is made to the Risk Premium Payment Agreement, dated as of November 16, 2010 (the “Risk Premium Agreement”), by and among the lenders listed on the signature pages hereto (the “Lenders”) and Helicos BioSciences Corporation (the “Company”) and the Subordinated Secured Note Purchase Agreement, dated as of November 16, 2010, as amended to date (the “NPA”), by and among the Lenders and the Company.  Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Risk Premium Agreement.

1.                                       Background.  Section 2.1 of the Risk Premium Agreement provides for the payment by the Company of a Risk Premium Payment on the forty-fifth (45th) calendar day following the Closing of a Liquidity Transaction (other than a Change of Control Liquidity Event) (a “Payment Date”).  The Company has failed to pay the Risk Premium Payments (the “Prior Risk Premium Payments”) due with respect to the Liquidity Transactions set forth on Annex A hereto on the applicable Payment Date.  The Company has requested that the Lenders waive the breach of the Risk Premium Agreement caused by such failure to pay the Prior Risk Premium Payments and that the Risk Premium Agreement be amended to provide procedures for the Lenders to consent to the deferral of payment on the applicable Payment Date of Risk Premium Payments with respect to Liquidity Transactions (other than a Change of Control Liquidity Event) after the date hereof.

2.                                       Waiver.  The Lenders hereby waive the Company’s failure to pay the Prior Risk Premium Payments on the applicable Payment Date.  The Lenders and the Company agree that ten (10) Business Days after receipt of a written notice from the Lenders demanding the payment of the Prior Risk Premium Payments, such Prior Risk Premium Payments, and interest thereon, shall become immediately due and payable.  The Prior Risk Premium Payments shall bear interest from applicable Payment Date at an annual rate equal to 10%.  Interest shall be calculated based on a 360-day year, compounded annually.  For the avoidance of doubt, such Prior Risk Premium Payments shall not be included in the calculation of Aggregate Previous Risk Premium Payments under the Risk Premium Agreement (and the Payment Consideration associated with such Prior Risk Premium Payments shall not reduce the Lenders’ percentage interest in the Aggregate Payment Consideration in the calculation of Risk Premium Payment) until the Company has actually paid such Prior Risk Premium Payments.  The Company confirms that all such Prior Risk Premium Payments constitute Secured Obligations pursuant to the Subordinated Security Agreement, dated November 16, 2010, among the Lenders and the Company and Obligations pursuant to the Intellectual Property Security Agreement, dated November 16, 2010, among the Lenders and the Company.

3.                                       Amendments.  A.  The Lenders and the Company hereby agree that Section 2.1 of the Risk Premium Agreement is hereby deleted in its entirety and replaced by the following:

“2.1                           Risk Premium Entitlement.  Subject to the terms and conditions of the Senior Subordination Agreement, upon the occurrence of a Liquidity Transaction other than a Change of Control Liquidity Event, the Lenders shall be entitled to receive from the Company a Risk Premium Payment with respect to such Liquidity Transaction on the forty-fifth (45th) calendar day (or, if such day is not a Business Day, the next Business Day immediately following such day) following the closing of the Liquidity Transaction, and upon the occurrence of a Change of Control Liquidity Event, the Lenders shall be entitled to receive from the Company a Risk Premium Payment with respect to such Liquidity Transaction concurrently with the closing of such Liquidity Transaction (the date on which any such payment is due, a “Payment Date”).  This Risk Premium Payment shall be allocated among the Lenders pro rata in accordance with the aggregate principal amount of Notes purchased by each of the Lenders (regardless of whether all or any of such Notes are then outstanding) prior to or concurrently with the occurrence of the Liquidity Transaction.  Notwithstanding anything to the contrary provided in this Agreement, the Lenders may defer their right to receive any Risk Premium Payment on the applicable Payment Date by executing and delivering to the Company a Deferral of Risk Premium Payment on Payment Date, substantially in the form attached hereto as Exhibit A.  Such deferred Risk Premium Payments shall bear interest from the date of the applicable Liquidity Transaction at an annual rate equal to 10% and shall thereafter become due and payable ten (10) Business Days after receipt of a written notice from the Lenders demanding payment of such deferred Risk Premium Payment.  Interest shall be calculated based on a 360-day year, compounded annually.  All such deferred Risk Premium Payments shall constitute Secured Obligations pursuant to the Subordinated Security Agreement, dated November 16, 2010, among the Lenders and the Company, and Obligations under the Intellectual Property Security Agreement, dated November 16, 2010 among the Lenders and the Company.  For the avoidance of doubt, any Risk Premium Payment that is deferred pursuant to this Section 2.1 shall not be included in the calculation of Aggregate Previous Risk Premium Payments (and the Payment Consideration associated with such Risk Premium Payment shall not reduce the Lenders’ percentage interest in the Aggregate Payment Consideration in the calculation of Risk Premium Payment) until the Company has actually paid such waived Risk Premium Payment.  Notwithstanding anything to the contrary provided in this Agreement and for the avoidance of doubt, from and after a Change of Control Liquidity Event, the Lenders shall be entitled to the Risk Premium Payment with respect to such Change of Control Liquidity Event and shall not be entitled to Risk Premium Payments with respect to any subsequent event (including, without limitation, Risk Premium Payments that would otherwise subsequently be payable in respect of licensing agreements entered into prior to the Change of Control Liquidity Event that resulted in the occurrence of Licensing Liquidity Events prior to such Change of Control Liquidity Event).”

A copy of the Deferral of Risk Premium Payment on Payment Date referred to above is attached hereto as Annex B.

B.                                     The Lenders and the Company hereby agree that Section 4 of the NPA is hereby amended by adding the following as Section 4.11 thereof:

“4.12.  Budget.  No less than 20 days prior to the commencement of any fiscal quarter of the Company, the Company shall provide the Purchasers with the proposed budget of the Loan

Parties for such fiscal quarter, which shall include all projected receipts and disbursements.  Upon the earlier to occur of (i) the passage of 10 days after the Purchasers’ receipt of the proposed budget without the Company having received a written objection from the Purchasers to the proposed budget and (ii) the Company’s receipt of written approval of the proposed budget from the Purchasers, the proposed budget shall be deemed to be an approved budget for the applicable fiscal quarter (an “Approved Budget”).”

C.                                     The Lenders and the Company hereby agree that Section 5 of the NPA is hereby amended by adding the following as Section 5.12 thereof:

“5.12 Disbursements.  No Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to, directly or indirectly make any disbursement, payment, expenditure or transfer in excess of $10,000 (whether as a single transfer or a series of related transfers) to any person or entity except for (i) transfers expressly reflected in an Approved Budget, (ii) payments of payroll and related expenses to employees and (iii) payment of taxes and other impositions required by applicable law.”

4.                                       Effectiveness.  The waiver provided in Section 2 and the amendment provided in Section 3 of this letter agreement shall become effective on the date on which this letter agreement has been signed by each of the Lenders and acknowledged by the Company.

5.                                       Limitation of Modifications.  The waiver and amendment set forth in this letter agreement shall be limited precisely as written and shall not be deemed to be (a) a waiver or amendment of any other terms or conditions of the Risk Premium Agreement, the NPA or any other document related to the Risk Premium Agreement or the NPA, (b) a consent to any future waiver or amendment or (c) a waiver of any other existing or future defaults or events of default under the Risk Premium Agreement or the NPA (whether known or unknown as of the date hereof).  Except as expressly set forth in this letter agreement, the Risk Premium Agreement, the NPA and the documents related to the Risk Premium Agreement and the NPA shall continue in full force and effect.

6.                                       Counterparts.  This letter agreement may be executed in multiple counterparts, which together shall constitute a single document.

7.                                       Governing Law.  This letter agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the Commonwealth of Massachusetts, excluding choice-of-law principles of the law of such commonwealth that would permit the application of the laws of a jurisdiction other than such commonwealth.

[Signature pages follow.]

LENDERS:

APPLIED GENOMIC TECHNOLOGY CAPITAL
FUND, L.P.;
AGTC ADVISORS FUND, L.P.
Each by AGTC Partners, L.P., its General Partner
By NewcoGen Group Inc. its General Partner

By:	/s/ Noubar Afeyan
Name: Noubar Afeyan
Title: President

Notice Address:

One Memorial Drive, Seventh Floor
Cambridge, MA 02142
Attn:

NEWCOGEN GROUP LLC;
NEWCOGEN EQUITY INVESTORS LLC;
NEWCOGEN-ELAN LLC;
NEWCOGEN-PE LLC;
NEWCOGEN-LONG REIGN HOLDING LLC;
ST NEWCOGEN LLC

Each by its Manager NewcoGen Group Inc.

By:	/s/ Noubar Afeyan
Name: Noubar Afeyan
Title: President

Notice Address:

One Memorial Drive, Seventh Floor
Cambridge, MA 02142
Attn:

LENDERS:

FLAGSHIP VENTURES FUND 2004, L.P.

By its General Partner
Flagship Ventures General Partner
LLC

By:	/s/ Noubar Afeyan
Manager

Notice Address:
One Memorial Drive, Seventh Floor
Cambridge, MA 02142
Attn:

LENDERS:

ATLAS VENTURE FUND VI, L.P.
ATLAS VENTURE ENTREPRENEURS’ FUND VI, L.P.
By:	Atlas Venture Associates VI, L.P.
Their General Partner
By:	Atlas Venture Associates VI, Inc.
Its General Partner

By:	/s/ Kristen Laguerre
Name: Kristen Laguerre
Title: Vice President

Notice Address:

25 First Street, Suite 303
Cambridge, MA 02141
Attention: General Counsel

ATLAS VENTURE FUND VI, GMBH & CO. KG
By:	Atlas Venture Associates VI, L.P.
Its Managing Limited Partner
By:	Atlas Venture Associates VI, Inc.
Its General Partner

By:	/s/ Kristen Laguerre
Name: Kristen Laguerre
Title: Vice President

Notice Address:

25 First Street, Suite 303
Cambridge, MA 02141
Attention: General Counsel

LENDERS:

ATLAS VENTURE FUND V, L.P.
ATLAS VENTURE ENTREPRENEURS’ FUND V, L.P.
By:	Atlas Venture Associates V, L.P.
Their General Partner
By:	Atlas Venture Associates V, Inc.
Its General Partner

By:	/s/ Kristen Laguerre
Name: Kristen Laguerre
Title: Vice President

Notice Address:

25 First Street, Suite 303
Cambridge, MA 02141
Attention: General Counsel

ACKNOWLEDGED AND AGREED:

COMPANY:

HELICOS BIOSCIENCES CORPORATION

By:	/s/ Jeffrey R. Moore
Name: Jeffrey R. Moore
Title: SVP & CFO

Chief Executive Office:
One Kendall Square
Building 200
Cambridge, MA 02139

Annex A

Prior Liquidity Transactions

Transaction	Risk Premium Payment Due
Pacific Biosciences settlement	$138,000
License agreement with Intelligent Biosystems	$900,000
Sale of assets to Sequenom	$780,000

Annex B

DEFERRAL OF RISK PREMIUM PAYMENT ON PAYMENT DATE

[            ], 201[    ]

Reference is made to the Risk Premium Payment Agreement, dated as of November 16, 2010, by and among Helicos Biosciences Corporation (the “Company”) and the Lenders (as amended by that certain letter agreement, dated as of August [    ], 2012, by and among the Company and the Lenders, the “Risk Premium Agreement”).  Pursuant to and in accordance with Section 2.1 of the Risk Premium Agreement, the Lenders hereby defer the requirement that the Company pay the Risk Premium Payment with respect to [Liquidity Transaction] on [            ], 201[    ].  Capitalized terms used herein without definition have the meanings given them in the Risk Premium Agreement.

[Signature pages follow.]